SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
Filed by the Registrant   X
Filed by a Party other than the Registrant

Check the appropriate box:

        Preliminary Proxy Statement
        Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
   X    Definitive Proxy Statement
        Definitive Additional Materials
        Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               MEDIA SOURCE INC.
                (Name of Registrant as Specified in Its Charter)

_______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   X    No fee required.
        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:

          (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4) Proposed maximum aggregate value of transaction: $____________.

          (5) Total fee paid:

        Fee paid previously with preliminary materials:

        Checkbox if any part of the fee is offset as provided by Exchange  Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1) Amount previously paid:

          (2) Form, Schedule or Registration Statement No.:

          (3) Filing Party:

          (4) Date Filed:

                               Media Source, Inc.
                                5695 Avery Road
                               Dublin, Ohio 43016

                                 August 1, 2002



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Media Source, Inc. on September 4, 2002. The meeting will begin at 10:00 a.m. at 15735 John J. Delaney Drive, Charlotte, North Carolina 28277.

     Information regarding the matters to be voted upon at the Annual Meeting is contained in the attached Proxy Statement. We urge you to read the Proxy Statement carefully.

     Because it is important that your shares be voted at the Annual Meeting, whether or not you plan to attend in person, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

     We look forward to seeing you in Charlotte on September 4, 2002.

                                         Very truly yours,



                                         S. Robert Davis, Chairman

                               Media Source, Inc.
                                5695 Avery Road
                               Dublin, Ohio 43016

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        to be held on September 4, 2002

To the Stockholders of Media Source, Inc.

     Notice is hereby given that the Annual Meeting of Stockholders of Media Source, Inc. (the "Company") will be held at 15735 John J. Delaney Drive, Charlotte, North Carolina 28277 on September 4, 2002, at 10:00 a.m., Eastern Standard Time, to consider and take action on the following matters:

          1. To elect six Directors to serve on the Board of Directors of the Company for one year and until their successors are duly elected and shall qualify.

          2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Stockholders of record at the close of business on August 1, 2002 are entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders entitled to notice of and to vote at the meeting may be examined at the executive offices of the Company at 5695 Avery Road, Dublin, Ohio 43016.

     So that we may be sure your vote will be included, please date, sign and return the enclosed proxy promptly. For your convenience, a postage paid return envelope is enclosed for your use in returning your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

     If you would like to attend the meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the meeting, you must obtain from the nominee a proxy issued in your name.

Dated August 1, 2002                        By Order of the Board of Directors


                                                /s/ S. Robert Davis
                                              ----------------------------
                                               S. Robert Davis, Chairman

                               MEDIA SOURCE, INC.

                                PROXY STATEMENT
                       For Annual Meeting of Stockholders
                        To be Held on September 4, 2002


Summary

     This Proxy Statement is furnished to Stockholders in connection with the solicitation of proxies on behalf of the Board of Directors of Media Source, Inc. (the "Company") for use at its Annual Meeting of Stockholders to be held on September 4, 2002 at 10:00 a.m., Eastern Standard Time, at 15735 John J. Delaney Drive, Charlotte, North Carolina 28277 as set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournments thereof. This Proxy Statement, the accompanying form of proxy, and the Company's Annual report on Form 10-KSB for the fiscal year ended December 31, 2001 are first being mailed to stockholders entitled to vote at the meeting on or about August 1, 2002.

     The Annual Meeting has been called to consider and take action on the election of six Directors to serve on the Board of Directors of the Company for one year and until their successors have been duly elected and shall qualify.

     The close of business on August 1, 2002, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof (the "Record Date"). The stock transfer books will not be closed.

Solicitation and Revocation of Proxies

     This Proxy Statement is being furnished to Stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at the time, place, and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournments thereof.

     As of the Record Date, there were 323,775 shares of the Company's common stock, $.01 par value ("Common Stock") issued and outstanding, (exclusive of 19,391 shares held in treasury). As of the Record Date, all of the present directors and executive officers of the Company, a group of six persons, owned beneficially 227,938 shares, or 70.40% of the outstanding shares of Common Stock. The Company believes that such officers and directors intend to vote their shares of Common Stock for each of the nominees to be elected as Directors named in this Proxy Statement.

     The presence in person or by proxy of a majority of the issued and outstanding shares of Common Stock constitutes a quorum at the meeting. To be elected, the nominees, as Directors named in this Proxy Statement must receive a plurality of the votes cast by the Common Stock entitled to vote.

     Proxies given by stockholders for use at the meeting, may be revoked at any time prior to the exercise of the powers conferred by giving notice of revocation to the Company in writing or at the meeting or by delivering to the Company a later appointment which supersedes the earlier one. Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum. Votes cast by proxy or in person at the Annual Meeting will be tabulated by an inspector of elections appointed for that purpose. All votes cast at the Annual Meeting will be by written ballot.

     ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED IN SUCH PROXIES. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING, IF THE COMPANY DID NOT HAVE NOTICE OF THE MATTER AT LEAST 45 DAYS BEFORE THE DATE THAT THE COMPANY MAILED ITS PROXY MATERIALS FOR THE PRIOR YEAR'S ANNUAL MEETING OF STOCKHOLDERS.

     The cost of soliciting proxies in the accompanying form will be borne by the Company. Proxies may also be solicited by personal interview or by telephone, in addition to the use of the mails, by directors, officers and regular employees of the Company without additional compensation therefor. The Company may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

Voting Rights

     Stockholders of record at the close of business on the Record Date, are entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournments thereof. Each outstanding share of Common Stock of record as of the Record Date is entitled to one vote in all matters properly brought before the meeting.

Item 1. Election of six directors to serve for one year and until their successors have been duly elected and shall qualify.

     The Board of Directors has concluded that the election of S. Robert Davis, Randall J. Asmo, Juan F. Sotos, M.D., Charles R. Davis, Rodney L. Taylor, and Brent A. Garland as Directors is in the best interests of the Company and recommends their election. The Board of Directors has no reason to believe that the nominees named above will be unavailable, or if elected, will decline to serve. Biographical information concerning Messrs. Robert Davis, Asmo, Sotos, Charles Davis, Taylor and Garland can be found under "Directors and Executive Officers."

     Although the Board of Directors of the Company does not contemplate that any of such nominees will be unable to serve, if such a situation exists prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other persons as may be nominated by the Board of Directors.

     The Board of Directors unanimously recommends a vote FOR the election of the nominees listed above. Unless indicated to the contrary, the enclosed Proxy will be voted "FOR" such nominees.

Directors and Executive Officers

     The following table sets forth certain information concerning the directors and executive officers of the Company.


                                                          Director or Executive
     Name               Age        Position                  Officer Since
     ----               ---        --------               ---------------------

S. Robert Davis(1)      63      Chairman of the Board,            1990
                                President, Assistant Secretary,
                                and Director


Randall J. Asmo         37      Executive Vice President          1992
                                and Director


Juan F. Sotos, M.D.     75      Director                          1992


Charles R. Davis(1)     40      Director                          2000


Rodney L. Taylor        46      Director                          2001


Brent A. Garland        37      Director                          2001


Donald R. Hollenack     37      Chief Financial Officer           1999

(1)     S. Robert Davis is the father of Charles R. Davis.

Executive officers are elected by the Board of Directors and serve until their successors are duly elected and qualify, subject to earlier removal by the Board of Directors. Directors are elected at the annual meeting of shareholders to serve for one year and until their respective successors are duly elected and qualify, or until their earlier resignation, removal from office, or death. The remaining directors may fill any vacancy in the Board of Directors for an unexpired term.

Business Experience of Directors and Executive Officers and Nominee for Director

     S. Robert Davis Mr. Davis has served as a director and Chairman of the Board since 1990, and has served as Assistant Secretary since 1992. Prior to his election to the Board of Directors, he served as Assistant to the President from 1988 to 1990, on a part-time basis. Additionally, during the past five years, Mr. Davis has operated several private businesses involving the developing, sale and/or leasing of real estate and incentive awards programs.

     Randall J. Asmo Mr. Asmo was elected Vice President in 1992 and a director in 1997. In 1998, Mr. Asmo was elected Secretary and Executive Vice President. Prior to that time, he served as Assistant to the President from 1990 to 1992. Additionally, since 1987, Mr. Asmo has served as Vice President of Mid-States Development Corp., a privately-held real estate development and leasing company, as Vice President of American Home Building Corp., a privately-held real estate development company. Mr. Asmo is also an officer in several other small business enterprises.

     Juan F. Sotos, M.D Dr. Sotos has served as a director since 1992. Dr. Sotos has been a Professor of Pediatrics at The Ohio State University College of Medicine since 1962 and also serves as Chief of Endocrinology and Metabolism at Children's Hospital in Columbus, Ohio.

     Charles R. Davis Mr. Davis has served as a director since 2000. Mr. Davis serves as President of Davis Holdings of North Carolina, Inc. and Casco International, Inc., a company that designs and administers incentive awards programs.

     Rodney L. Taylor Mr. Taylor was elected as a director in 2001. Mr. Taylor has been the Internet Director for QNP Corporation since July 2002. Prior to that he served as General Manager of Family Ford Lincoln Mercury in Marietta, Ohio, an automobile dealership, from June 1997 to June 2002. From 1994 to 1997, Mr. Taylor was General Sales Manager for Bobb Chevrolet.

     Brent A. Garland Mr. Garland was elected as a director in 2001. Mr. Garland has been the Senior Director of Corporate and Network Development of Mount Carmel Health since March 1997. Mr. Garland has worked in health care since 1986 in the areas of human resources and corporate development.

     Donald R. Hollenack Mr. Hollenack was elected Chief Financial Officer in 1999. From May, 1997 to March, 1999, Mr. Hollenack served as Controller for National Church Residences, a privately-held real estate company providing housing for the elderly and low income families. Mr. Hollenack is a non-practicing Certified Public Accountant.

        The Board of Directors

     The Company's Bylaws provide that the number of Directors which shall constitute the whole Board of Directors shall be as from time to time determined by resolution of the Board of Directors, but the number shall not be less than three. The Board of Directors currently consists of six members. The Board of Directors held three meetings during the fiscal year ended December 31, 2001.

     There are no material proceedings to which any Director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associate of any such Director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Committees of the Board of Directors

     Audit Committee. The Audit Committee is responsible for making recommendations to the Board of Directors concerning the selection and engagement of the Company's independent certified public accountants and reviews the scope of the annual audit, audit fees, and results of the audit. The Audit Committee also reviews and discusses with management and the Board of Directors such matters as accounting policies and internal accounting controls, and procedures for preparation of financial statements. Management has the primary responsibility for preparing the financial statements and the Company's financial reporting process, including the Company's systems of internal controls. S. Robert Davis, Dr. Sotos, and Brent A. Garland are members of such Committee. The members of the Audit Committee other than Mr. Davis are independent. The Committee met once during the fiscal year ended December 31, 2001.

     The Board of Directors has adopted a written Audit Committee charter which is included as Appendix A to this Proxy Statement.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee received from and discussed with the independent auditors the written disclosure and the letter required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") and considered and discussed with the independent auditors the compatibility of non-audit services with the auditors' independence. The Audit Committee also discussed with the independent auditors any matters required to be considered by Statement on Auditing Standards No. 61 ("Communication with Audit Committees").

     The Audit Committee also discussed with the independent auditors and the Company's internal audit director the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors and the internal audit director to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. In reliance of these reviews and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                               AUDIT COMMITTEE

                                                S. Robert Davis
                                                Juan F. Sotos, M.D.
                                                Brent A. Garland

     Management of the Company is responsible for the Company's financial reporting process including its system of internal controls, and for the preparation of financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The responsibility of the Audit Committee is to monitor and review these processes. It is not the Committee's duty or the Audit Committee's responsibility to conduct auditing or accounting reviews or procedures. Except for Mr. Davis, the members of the Audit Committee are not employees of the Company and may not be (and may not represent themselves to be or to serve as) accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the members have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. The Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

     The report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the securities act of 1993 or under the securities exchange act of 1934 (together, the "Acts"), except to the extent that the company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Executive Compensation Committee. The Executive Compensation Committee approves the compensation for executive employees of the Company. S. Robert Davis, Dr. Sotos, and Rodney L. Taylor are members of such Committee. The Committee met once during the fiscal year ended December 31, 2001.

     Compensation  Committee  Interlocks  and Insider  Participation.  S. Robert
Davis, Juan F. Sotos, M.D. and Brent Garland served as the Executive Compensation Committee during the last fiscal year. Neither Dr. Sotos nor Mr. Garland serve or have served as an officer or employee of the Company or any of its subsidiaries. None of the Committee members serve on the Board of Directors of any other public company.

Stock Ownership

     The following table sets forth, to the best of the Company's knowledge, certain information as of May 31, 2002, with respect to the beneficial ownership of shares of the Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) each Director and nominee, (iii) the President and (iv) all Directors and executive officers of the Company as a group:

                                Amount and Nature               Percent
Name and Address            of Beneficial Ownership (1)       Of Class(2)
----------------            ---------------------------       -----------

S. Robert Davis                         174,502(3)              53.90%
5695 Avery Road
Dublin, Ohio  43016


Charles R. Davis                         38,963                 12.03%
13900 Conlan Circle, Suite 150
Charlotte, North Carolina 28277


Robert Moton                             16,600                  5.13%
1406 Casa DeOro
Corpus Christi, Texas 78411


Randall J. Asmo                          11,558                  3.57%
5695 Avery Road
Dublin, Ohio  43016


Juan F. Sotos, M.D.                       2,890                    *
700 Children's Drive, Room ED 421
Columbus, Ohio 43220


Rodney L Taylor                             0                      *
105 Social Row
Marietta, Ohio 45750


Brent A. Garland                             25                    *
2948 Brookdown Dr.
Columbus, OH 43235


All executive officers and directors    227,938 (4)              70.40%
  as a group (6 persons)                =======                  =====


------------------

*less than 1%

(1)  Represents sole voting and investment power unless otherwise indicated.

(2)  Based on 323,775 shares of Common Stock outstanding as of May 31, 2002.

(3) Includes 1,255 shares owned by Mr. Davis' wife as to which Mr. Davis disclaims beneficial ownership.

(4) Includes the number of shares of Common Stock beneficially owned by all executive officers and directors as a group, and 1,255 shares of Common Stock owned by Mrs. S. Robert Davis as to which Mr. Davis disclaims any beneficial ownership.

Certain Transactions

     An option to purchase stock was granted on May 10, 2000 to the Company Chairman, S. Robert Davis, holder of a $500,000 subordinated convertible note payable due August 1, 2000. In exchange for granting this option, S. Robert Davis agreed to extend the due date of his note, cancel the conversion feature associated with the note, and allow the Company to repay the debt over 20 quarterly installments of $25,000 starting in April 2000. The stock option entitles S. Robert Davis to purchase from the Company 100,000 shares at 1/8th over the closing bid price on the day of grant. The closing bid price on May 10, 2000 was $2.125 and therefore the exercise price is $2.25 per share. The option is only exercisable after May 10, 2003, three years after the date of the grant and expires on May 10, 2006, six years after the date of the grant.

     At the Board of Directors meeting held in August 2000, the Board unanimously approved an annual bonus to S. Robert Davis, Company Chairman, of 71/2 % on all future sales of the Junior Library Guild in excess of $4.3 million. The additional compensation to Mr. Davis commenced with the fiscal year ending December 31, 2001 and continues until terminated pursuant to a Board authorized resolution. As a result, the Company accrued a bonus of approximately $111,000 as of December 31, 2001. The Company paid Mr. Davis' bonus in January 2002.

     The Junior Library Guild leases from Mid-States Development Corp., which is 100% owned by the Company Chairman, S. Robert Davis, a warehouse and office facility in Union County, Ohio. The lease is for twenty years and terminates on October 31, 2020 with annual rents of $120,000 per year in years one through five, $132,000 per year during years six through ten, $145,200 per year during years 11 through 15, and $159,700 per year during years 16 through 20. The lease is classified as a capital lease.

     On January 10, 2001, the Company paid Mr. Davis $496,577 of deferred compensation, including interest at 7 percent per annum, that he elected to defer in May 1998. Commencing January 1, 2001, the Company has resumed paying Mr. Davis his annual salary of $185,000.

     On February 26, 2001, Oxford Resources, Inc., a subsidiary of the Company, entered into an agreement to loan $400,000 to Diamondback Homes, Inc. The promissory note bears interest at 8% and the principal plus accrued interest was due and paid on December 15, 2001. Company Chairman S. Robert Davis owns 50% of the Diamondback Homes. The loan was repaid in December 2001.

     On April 13, 2001, the Company paid Charles R. Davis $30,000 for consulting services. Charles R. Davis is a Director and son of the Company Chairman, S. Robert Davis.

     The Company retired the remaining subordinated note payable to Company Chairman, S. Robert Davis through payments made on April 19, 2001 of $100,000 and May 30, 2001 of $275,000.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than 10% beneficial owners were complied with.

Compensation of Executive Officers and Directors

     Director Compensation. Each Director who is not an officer of the Company receives a fee of $500 for attendance at each Board meeting, a fee of $250 for attendance at each telephonic Board meeting, and a fee of $250 for attendance at each meeting of a Board committee of which he is a member. Directors who are also officers of the Company receive no additional compensation for their services as Directors.

     Executive Compensation. The following table shows, for the fiscal years ended December 31, 2001, 2000, and 1999, the cash compensation paid or accrued by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to the Company's President and any other executive officer (the "Named Executive Officers") whose total salary and bonus exceeded $100,000, and the principal capacity in which they served:


                           Summary Compensation Table


                                                                Long Term
                        Annual Compensation                    Compensation
                        -----------------------------------------------------
                                                                Securities
                                                                Underlying
Name and                                        Other Annual   Options/Warrants
Principal Position    Year  Salary      Bonus   Compensation    SAR's(#) (1)
------------------    ----  ------      -----   ------------   ----------------

S. Robert Davis,      2001 $185,000   $110,678        $0              0
Chairman and
President             2000 $185,000(2)   $0           $0           100,000
                      1999 $185,000(2)   $0           $0              0


Randall J. Asmo       2001 $91,541    $ 20,000        $0              0
Executive Vice President


(1)  Stock  options   previously   granted  to  Mr.   Davis,   by  their  terms,
     automatically adjust to reflect certain changes in the outstanding Common Shares of the Company, including stock dividends.

(2) Mr. Davis elected to defer and accrue his salary in 1999 and 2000. Mr. Davis' accrued salary earned interest at 7 percent per annum. The Company paid Mr. Davis' accrued salary and interest totaling $496,577 in January 2001.

No executive officers have employment agreements with the Company.



 Option Grants in Last Fiscal Year. The Company granted no options during 2001.

     Aggregated Options Exercised in 2001 and Fiscal Year-End Option Values. The following table provides certain information with respect to options exercised in fiscal year 2001 by the Named Executive Officers and the value of such officer's unexercised options at December 31, 2001.




                          Shares
                         acquired on       Value
Name                     exercise (#)    realized ($)
----                    -------------   -------------

S. Robert Davis             None            None



           Number of                                      Value of
          Unexercised                            Unexercised In-the-Money
Options /Warrants at Year End(#)          Options/Warrants at Year End($) (1)
Exercisable        Unexercisable           Exercisable            Unexercisable
-----------        -------------          ------------            --------------
  0                 100,000                 $  0                  $  315,000

     (1) Options are "In-the-Money" if the fair market value of the underlying securities exceeds the exercise or base price of the option at fiscal year end. The value is calculated by determining the difference between the fair market value of the securities underlying options and the exercise or base price of the option at exercise or fiscal year-end, respectively.

Independent Public Accountants

     The accounting firm of Hausser + Taylor LLP, Columbus, Ohio, was the Company's principal auditor and accountant for the year ended December 31, 2001 and has been selected as the Company's auditor and accountant for the next fiscal year. Management expects that a representative of Hausser + Taylor LLP will be present at the Annual Meeting of Stockholders. The Hausser + Taylor representative will be afforded an opportunity to make a statement at the meeting if desired and is expected to be available to respond to appropriate questions.

     Hausser + Taylor LLP has a continuing relationship with American Express Tax and Business Services, Inc. ("TBS") from which it leases auditing staff who are full-time, permanent employees of TBS and through which Hausser + Taylor LLP's partners provide non-audit services. As a result of this arrangement, Hausser + Taylor LLP has no full-time employees, and, therefore, none of the audit services performed were provided by permanent full-time employees of Hausser + Taylor LLP. Hausser + Taylor LLP manages and supervises the audit and audit staff and is exclusively responsible for the opinion rendered in connection with its examination.

     Other services, which do not include Financial Information System Design and Implementation fees, have been provided by TBS.

     Audit Fees. The aggregate fees billed by Hausser + Taylor LLP for professional services for the audit and review of the Company's 2001 financial statements and the reviews of the financial statements included in the Company's Forms 10-QSB for that fiscal year amounted to $29,345.

     Financial Information Systems Design and Implementation Fees. There were no fees billed by Hausser + Taylor LLP for professional services for information and technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

     All Other Fees. The aggregate fees billed by Hausser + Taylor LLP for professional services for the compilation of the Company's 2001 tax returns and general business consultation amounted to $6,215. The Audit Committee has considered whether the provision of the services described above is compatible with maintaining Hausser + Taylor, LLP's independence.

Annual Report

     The 2001 Annual Report on Form 10-KSB, which includes financial statements was mailed to each shareholder receiving this Proxy Statement.

     The Company will provide, without charge, to any person receiving a copy of this Proxy Statement, upon written or oral request of such person, by first class a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, including the financial statements and the financial statement schedules thereto. Such requests should be addressed to S. Robert Davis, Chairman, Media Source, Inc., 5695 Avery Road, Dublin, Ohio, 43016, (800) 242-8749.

Other Proposed Action

     The Board of Directors does not intend to bring any other matters before the meeting nor does the Board of Directors know of any matters which other persons intend to bring before the meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the meeting and the Company did not have notice of the matter at least 45 days before the date that the Company mailed its proxy materials for the prior year's annual meeting of stockholders, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

Stockholder Proposals and Submissions for the Annual Meeting to be held in 2003.

     If any Stockholder wishes to present a proposal pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next Annual Meeting of Stockholders, such proposal must be presented to the Company's management on or before April 10, 2003. Notice of a shareholder proposal submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 will be considered untimely if it is not received by the Company before June 25, 2003.

                                   Appendix 1


                               MEDIA SOURCE, INC.
                            AUDIT COMMITTEE CHARTER


     Our committee of the board of directors will be known as the audit committee. Only independent directors will serve on the audit committee. An independent director is free of any relationships that could influence his or her judgement as a committee member. An independent director may not be associated with a major vendor to, or customer of, the company. When there is some doubt about independence, as when a member of the committee has a short-term consulting contract with a major customer, the director should rescue himself from and decisions that might be influenced by that relationship.

     The primary function of the audit committee is to assist the board in fulfilling its oversight responsibilities by reviewing the finance information that will be provided to the shareholders and others the systems of internal controls management and the board of directors have established and all audit processes.

                            GENERAL RESPONSIBILITIES

1. The audit committee provides open avenues of communication among the company's independent auditors (the "Auditor"), and the board of directors.

2. The audit committee must report committee actions to the full board of directors and my make appropriate recommendations.

3. The audit committee has the power to conduct or authorize investigations into matters within the committee's scope of responsibilities. The committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

4. The committee will meet at least two times each year, more frequently if circumstances make it preferable. The audit committee chairman has the power to call a committee meeting whenever he or she thinks there is a need. An audit committee member should not vote on any matter in which he or she is not independent. The committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

                   RESPONSIBILITIES FOR ENGAGING THE AUDITOR

1. The audit committee will select the auditor for company audits. The committee's selection is subject to approval by the full board of directors. The audit committee will review and set any fees paid to the auditor and review and approve dismissal of the auditor.

2. The audit committee will confirm the independence of the auditor, including a review of management consulting services provided by the auditor and fees paid for them.

3. The audit committee will consider, in consultation with the auditor, the audit scope and procedural plans made by the auditor.

4. The audit committee will listen to management and the auditor if either think there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

RESPONSIBILITIES FOR REVIEWING THE ANNUAL AUDIT AND THE REVIEW OF QUARTERLY AND ANNUAL FINANCIAL STATEMENTS.

1) The audit committee will ascertain that the auditor views the board of directors as its client, that it will be available to the full board of directors at least annually and that it will provide the committee with a timely analysis of significant financial reporting issues.

2) The audit committee will ask management and the auditor about significant risks and exposures and will assess management's steps to minimize them.

3)   The audit committee will review the following with the auditor:

     a)   The   adequacy  of  the   company's   internal   controls,   including
          computerized information system controls and security.

     b) Any significant findings and recommendations made by the auditor, together with management's responses to them.

4) Shortly after the annual examination is completed, the audit committee will review the following with management and the auditor:

     a)   The company's annual financial statements and related footnotes.

     b)   The auditor's audit of and report on the financial statements.

     c) The auditor's qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

     d) Any serious difficulties or disputes with management encountered during the course of the audit.

     e) Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.

5) The audit committee will review annual filings with the SEC and other published documents containing the company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

6) The audit committee will review the interim financial reports with management and the Company's CFO before those interim reports are released to the public of filed with the SEC or other regulators.

7) The audit committee will prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities and how the responsibilities were fulfilled.

                           PERIODIC RESPONSIBILITIES

1)   Review and, if necessary, update the committee's charter annually.

2) Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by auditor.

3) Review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators.

4) Meet with the CFO, the auditor and management in separate executive sessions to discuss matters the committee or these groups believe should be discussed privately with the audit committee.

                                     PROXY

                               MEDIA SOURCE, INC.
                                5695 Avery Road
                               Dublin, Ohio 43016


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints S. Robert Davis and Randall J. Asmo and each of them, as Proxies, each the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock of Media Source, Inc. (the "Company") held of record by the undersigned at the close of business on August 1, 2002, at the Annual Meeting of Stockholders to be held on September 4, 2002, or any adjournment(s) or postponements thereof.

        1.      Election of Directors

                    For all nominees listed below (except as marked to the contrary below)

                    Withhold Authority to vote for all nominees listed below

                    S. Robert Davis, Randall J. Asmo, Juan F. Sotos, M.D., Charles R. Davis, Rodney L. Taylor and Brent A. Garland .

          (Instruction: To withhold authority to vote for any nominee, write that nominee's name in the space below. Do not mark "Withhold Authority" above unless you intend to withhold authority for all nominees.)

      -------------------------------------------------------------------

          2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before this meeting or any adjournments or postponements thereof.

        Check appropriate box          For             Against          Abstain
                                    ---            ---              ---

     Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized persons. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED ABOVE AND IN THE DISCRETION OF THE PROXY WITH RESPECT TO ANY OTHER MATTER THAT IS PROPERLY PRESENTED AT THE MEETING.


DATED:                  , 2002
        ----------------                   -----------------------------
                                             Signature


                                           -----------------------------
                                             Signature if held jointly